                    SCHEDULE 14A INFORMATION
                         (RULE 14A-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c)
      or Subsection 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                NORTH ARKANSAS BANCSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than
Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which
         transaction applies:
________________________________________________________________

     2.  Aggregate number of securities to which transaction
         applies:
________________________________________________________________

     3.  Per unit price or other underlying value of
         transaction computed pursuant to Exchange Act Rule 0-11
         (set forth the amount on which the filing fee is
         calculated and state how it was determined):
________________________________________________________________

     4.  Proposed maximum aggregate value of transaction:
________________________________________________________________

     5.  Total fee paid:
________________________________________________________________

[  ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount previously paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement no.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

            NORTH ARKANSAS BANCSHARES, INC.
                   200 OLIVIA DRIVE
                NEWPORT, ARKANSAS 72112









                   November 20, 1998






Dear Fellow Stockholder:

     You are cordially invited to attend the first Annual
Meeting of Stockholders of North Arkansas Bancshares, Inc. to be held at Newport Federal Savings Bank, 200 Olivia Drive, Newport,
Arkansas on Monday, December 21, 1998 at 4:00 p.m., local time.
Your Board of Directors and Management look forward to personally greeting those stockholders able to attend.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, thank you for your interest and support.

                              Sincerely,

                              /s/ Brad Snider

                              Brad Snider
                              President

________________________________________________________________

            NORTH ARKANSAS BANCSHARES, INC.
                   200 OLIVIA DRIVE
                NEWPORT, ARKANSAS 72112
                    (870) 523-3611
________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            To Be Held on December 21, 1998
________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Meeting") of North Arkansas Bancshares, Inc.
(the "Company"), will be held at Newport Federal Savings Bank,
200 Olivia Drive, Newport, Arkansas at 4:00 p.m. on Monday,
December 21, 1998.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of one director of the Company;
               and

          2.   The approval of the North Arkansas Bancshares,
               Inc. 1998 Stock Option and Incentive Plan;

          3.   The approval of the North Arkansas Bancshares,
               Inc. Management Recognition Plan; and

          4. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on November 10, 1998, are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ Pamela Decker

                            PAMELA DECKER
                            SECRETARY
Newport, Arkansas
November 20, 1998

________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.
________________________________________________________________

________________________________________________________________
                    PROXY STATEMENT
                          OF
            NORTH ARKANSAS BANCSHARES, INC.
                   200 OLIVIA DRIVE
               NEWPORT, ARKANSAS  72112

            ANNUAL MEETING OF STOCKHOLDERS
                   DECEMBER 21, 1998
________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of North Arkansas Bancshares, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at Newport Federal Savings Bank, 200 Olivia Drive, Newport, Arkansas on Monday, December 21, 1998, at 4:00 p.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about November 20, 1998.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT TO BE CONSIDERED AT THE MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     The securities entitled to notice of and to vote at the Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on November 10, 1998 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 370,300 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") with the Company and the Securities and Exchange Commission ("SEC"). Based on such reports (and certain other written information received by the Company), management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The following table sets forth, as of the Record Date, certain information as to those persons who were the beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                          AMOUNT AND      PERCENT OF
                                          NATURE OF       SHARES OF
 NAME AND ADDRESS                         BENEFICIAL      COMMON STOCK
OF BENEFICIAL OWNER                       OWNERSHIP(1)    OUTSTANDING(2)
--------------------                     ------------     -------------

North Arkansas Bancshares, Inc.           29,624 (2)         8.00%
Employee Stock Ownership Plan
200 Olivia Drive
Newport, Arkansas  72112

Jeffrey L. Gendell                        37,029             9.99%
Tontine Management, L.L.C.
Tontine Financial Partner, L.P.
Tontine Overseas Associates, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166

All Executive Officers and Directors      38,373 (3)        10.36%
 as a Group (5 persons)

____________
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named persons exercise sole voting and investment power over the shares of the Common Stock.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The trustees of the North Arkansas Bancshares, Inc. Employee Stock Ownership Plan (the "ESOP"), currently Directors Minor, Guinn and Hodges, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. As of the Record Date 2,962 shares had been allocated.
(3) Includes 882 shares which have been allocated to the accounts of executive officers in the ESOP. Does not include 26,662 unallocated shares held by the ESOP.

________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors is composed of five members. The Company's Charter requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors has nominated J. C. McMinn to serve as a
director for a three-year period.   Mr. McMinn was appointed to
the Board of Directors in September, 1998 to fill the vacancy created by the death of Paul K. Homes, Jr.

    If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    Under the Company's Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-

votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

    Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.

    The following table sets forth the name of the Board's nominee for election as director of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he or she first became a director of the Company's wholly owned subsidiary, Newport Federal Savings Bank (the "Bank" or "Newport Federal"), the expiration of his or her term as a director, and the number and percentage of shares of the Common Stock beneficially owned. All of the individuals were initially appointed as director of the Company in 1997 in connection with the Company's incorporation, except Mr. McMinn who was appointed in September 1998 to fill the vacancy caused by the death of Paul K. Holmes.

                                                           SHARES OF
                               YEAR FIRST                 COMMON STOCK
                               ELECTED AS     CURRENT     BENEFICIALLY
                    AGE AT     DIRECTOR OF     TERM       OWNED AT THE     PERCENT
     NAME         RECORD DATE  THE BANK      TO EXPIRE    RECORD DATE(1)  OF CLASS(2)
-------------------------------------------------------------------------------------

                      BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

J.C. McMinn           63          1998        1998            300           0.08%

                           DIRECTORS CONTINUING IN OFFICE

O.E. Guinn, Jr.       69          1971        1999          9,204           2.49%

Kaneaster Hodges, Jr. 59          1979        1999          9,784           2.64%

John Minor            64          1971        2000          9,203           2.49%

Brad Snider           38          1991        2000          9,882 (2)       2.67%

_______________
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported. Does not include shares with respect to which Directors Minor, Guinn and Hodges have "voting power" by virtue of their positions as trustees of the trust holding 29,624 shares under the Company's ESOP. The ESOP trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. Unallocated shares and allocated shares for which no timely direction is received are voted by the ESOP trustees in proportion to the participant-directed voting of allocated shares.
(2) Includes 882 shares which have been allocated to the account of Mr. Snider in the ESOP.


     The principal occupation of each director of the Company for the last five years is set forth below.

     J. C. MCMINN has served as Manager of Eldridge Supply Company, a farm implement supply company based in Newport since 1987. He is a member of the Newport Kiwanis Club. He served on the Newport Civil Service Commission, the City Beautiful Commission, the American Legion Baseball Committee and the Chamber of Commerce Agricultural Committee.

     O.E. GUINN, JR. has been retired since 1994. Prior to his retirement, he was self-employed as an insurance salesman specializing in fire and casualty insurance. He is a member of the Chamber of Commerce and the Newport Lions Club.

     KANEASTER HODGES, JR. is an attorney in private practice in Newport. He is also involved in farming and real estate investments and operates a Newport-based energy conservation firm, PSE, LLC. He is a member of the Newport Relief Society, the Newport Levee District and the Walton Family Charitable Support Foundation. He also serves on the White River Basin Study Commission and the Arkansas State University-Beebe Charitable Foundation, Inc.

     JOHN MINOR is an insurance and real estate salesman in Newport. He is Past President of the Arkansas Professional Insurance Agents' League, Past President of the Lions Club, the Newport Booster Club and the Jackson County Wildlife Federation. He is a former member of the Newport School Board.

     BRAD SNIDER has served as President and Chief Executive Officer and Director since 1991. He has served as President of the Newport Area Chamber of Commerce and serves on the boards of the United Way of Jackson County, the Arkansas League of Savings, the Newport Industrial Development Association and the Arkansas State University/Newport Foundation. He is also a Commissioner of the Newport Housing Authority of the City of Newport and is a member of the Rotary Club.

________________________________________________________________
       MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

     The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended June 30, 1998, the board of directors held 12 regular meetings and three special meetings. No director attended fewer than 75% of the total meetings of the board of directors and committees on which such director served during the year ended June 30, 1998.

     The Company's Nominating Committee consists of the entire
Board of Directors. The Board met once in this capacity during fiscal year 1998.

     The full Board functions as an Audit Committee, in conjunction with regularly scheduled Board meetings.

     The Investment Committee consists of Directors Snider,
Hodges and Guinn. In addition to addressing investment issues on regular Board meetings, the Committee meets as needed for analysis and decision making.

________________________________________________________________
                EXECUTIVE COMPENSATION
________________________________________________________________

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company and the Bank. No other employee earned in excess of $100,000 for the year ended June 30, 1998.

                                  ANNUAL COMPENSATION
                          ---------------------------------
                                             OTHER ANNUAL       ALL OTHER
NAME             YEAR     SALARY    BONUS   COMPENSATION(1)  COMPENSATION(2)
----             ----     ------    -----   ---------------  ---------------
Brad Snider      1998     $75,245   $  --      $10,500          $4,085
                 1997      71,662      --       10,500           4,085

___________
(1)   Consists of director fees.
(2) Consists of premiums paid on behalf of Mr. Snider for split-dollar life insurance ($2,465) and disability insurance ($1,620).

     PENSION PLAN TABLE. The following table indicates the annual retirement benefit that would be payable under the plan upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Mr. Snider's credited years of service under the plan are 6.5 years.

                                    YEARS OF SERVICE
CAREER AVERAGE         -----------------------------------------
COMPENSATION             15       20      25       30       35
------------           ------   ------  ------   ------   ------
 $ 20,000              $ 4,500  $ 6,000 $ 7,500  $ 9,000  $10,500
   40,000                9,000   12,000  15,000   18,000   21,000
   60,000               13,500   18,000  22,500   27,000   31,500
   80,000               18,000   24,000  30,000   36,000   42,000
  100,000               22,500   30,000  27,500   45,000   52,500

     EMPLOYMENT AGREEMENT. The Bank has entered into an employment agreement with President, Brad Snider. Mr. Snider's base salary under the employment agreement is $75,245. The employment agreement has a term of three years. The agreement is terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminate Mr. Snider without just cause or if Mr. Snider terminates his employment for "good reason", Mr. Snider will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, plus an additional 12 months. The employment agreement also contains a provision stating that in the event of the termination of employment in connection with any change in control of the Company or the Bank, Mr. Snider will be paid a lump sum amount equal to 2.99 times his five year average annual taxable cash compensation. If such payments had been made under the agreement as of June 30, 1998, such payments would have equaled approximately $204,000. The aggregate payments that would have been made to Mr. Snider would be an expense to the Bank, thereby reducing the Bank's net income and the Bank's capital by that amount. The agreement may be renewed annually by the board of directors upon a determination of satisfactory performance within the board's sole discretion. If Mr. Snider shall become disabled during the term of the agreement, he shall continue to receive payment of 100% of the base salary for a period of up to 180 days. Such payments shall not be reduced by any other benefit payments made under other disability program in effect for employees. If Mr. Snider's employment terminates for a reason other than just cause, he will be entitled to purchase from the Bank family medical insurance through any group health plan maintained by the Bank.

________________________________________________________________
                DIRECTORS' COMPENSATION
________________________________________________________________

     Each of the directors is paid an annual fee of $10,500. Total aggregate fees paid to the directors for the year ended June 30, 1998 were $52,500 (including $10,500 paid to Paul K. Holmes, Jr. who was a director during the year ended June 30, 1998 but subsequently passed away).

     DIRECTOR RETIREMENT PLAN. The Bank adopted the Newport Federal Savings Bank Retirement Plan for Directors, effective May 29, 1997. On the effective date, the Bank established a bookkeeping account in the name of each non-employee director, and credited each account with an amount equal to the product of
(i) $2,898, and (ii) the director's full years of service as a director, up to 20 years. On each fiscal year end, each participant who is then a director and has 20 or fewer years of service shall have his account credited with an amount equal to the product of $2,898 and the safe performance factor, which is determined based on actual performance as compared to budgeted goals for return on average equity, non-performing assets and composite regulatory rating, provided that the safe performance factor may not exceed 1.2. Also on the effective date, the account of Brad Snider was credited for $60,000. On each June 30 during each of the years from 1998 until 2006, his account will be credited with an additional amount equal to the product of $19,600 and the safe performance factor. In the event Mr. Snider should die or become disabled, his account will be credited with an amount equal to the difference (if any) between
(i) 50% of the present value of all benefits which would have been credited to his account if he had otherwise remained employed by the Bank to age 65, and (ii) the benefits which are actually credited to his account at the time of his death or disability. If his employment terminates in connection with or following a "change in control" of the Bank, his account will be credited with an amount equal to the difference (if any) between
(i) 100% of the present value of all benefits which would have been credited to his account if he had otherwise remained employed by the Bank to age 65, and (ii) the benefits which are actually credited to his account at the time of his termination, subject to applicable "golden parachute" limitations under federal income tax laws. At June 30, 1998, approximately $49,000 would have been credited to Mr. Snider's account had a change in control occurred at such date and his employment agreement was also in effect. All amounts credited to participants' accounts are fully vested at all times. Until distributed in accordance with the terms of the plan, each participant's account will be credited with a rate of return equal to the Bank's highest rate of interest paid on certificates of deposit having a term of one year. Following the conversion, each participant may prospectively elect to have the dividend-adjusted rate of return on the common stock measure future appreciation.

     Each participant may elect to receive plan benefits in a lump sum cash payment or over a period shorter than ten years, and in the absence of an election will receive payments in ten substantially equal installments. In the event of a participant's death, the balance of his plan account will be paid in a lump sum (unless the participant elects a distribution period up to ten years) to his designated beneficiary, or if none, his estate.

     Any compensation accrued under the plan will be paid from the Bank's general assets. The Bank has established a trust in order to hold assets with which to pay compensation. Trust assets would be subject to claims of the Bank's general creditors. In the event a participant prevails over the Bank in a legal dispute as to the terms or interpretation of the plan, he would be reimbursed for his legal and other expenses. Upon the implementation of the plan, the Bank recognized compensation expense totaling $286,000 to provide for participants' initial account balances.

________________________________________________________________
             TRANSACTIONS WITH MANAGEMENT
________________________________________________________________


     The Bank offers loans to its directors, officers, and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the

normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e., up to $500,000) to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 1998, the Bank's loans to directors and executive officers totaled $939,697, or 17.64% of the Company's stockholders equity at that date.

________________________________________________________________
PROPOSAL II -- APPROVAL OF 1998 STOCK OPTION AND INCENTIVE PLAN
________________________________________________________________

     The Board of Directors of the Company is seeking stockholder approval of the North Arkansas Bancshares, Inc. 1998 Stock Option and Incentive Plan (the "Option Plan"). The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

     The purpose of the Option Plan is to advance the interests of the Company by providing directors and selected key employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and key employees of the Company and its affiliates to promote the success of the business.

DESCRIPTION OF THE OPTION PLAN

     EFFECTIVE DATE. The Option Plan will become effective on December 21, 1998, (the "Effective Date"), although its effectiveness is contingent on approval now by the Company's stockholders. No awards may be made prior to approval of the Plan by the stockholders of the Company. No awards may be made prior to approval of the Plan by the stockholders of the Company.

     TIME OF GRANTING AWARDS. The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award, and the Effective Date.

     ADMINISTRATION. The Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "non-employee directors" within the meaning of the federal securities laws. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards made under the Option Plan, to interpret the Option Plan, to prescribe, amend and rescind rules and regulations relating to the Option Plan, and to make other decisions necessary or advisable in connection with administering the Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other
actions relating to any action taken under the Option Plan.   It
is expected that the Committee will initially consist of Directors Guinn, Hodges and Minor.

     ELIGIBLE PERSONS. Under the Option Plan, the Committee has discretionary authority to grant stock options ("Options") and stock appreciation rights ("SARs") (collectively, "Awards") to such employees and directors as the Committee shall designate. In addition, the Option Plan specifies certain automatic grants described below (see " -- Automatic Grants" below). As of the Record Date, the Company and its affiliates had 12 employees and four non-employee directors who were eligible to participate in the Option Plan.

     SHARES AVAILABLE FOR GRANTS. The Option Plan reserves 44,436 shares of Common Stock for issuance upon the exercise of Options or SARs. Such shares may be authorized but unissued shares or shares held in a grantor trust. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up,

combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust both the number and kind of shares under the Option Plan and the exercise prices of such Options. If Awards should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards shall, unless the Option Plan shall have been terminated, be available for the grant of additional Awards under the Option Plan.

     OPTIONS; EXERCISE PRICE. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of an optionee who owns more than 10% of the outstanding Common Stock on the date of grant, such option price may not be less than 110% of fair market value of the shares.
As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all incentive stock option plans of the Company and of any affiliate) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs. The exercise price of shares subject to any outstanding Option will be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, provided that the Committee did not elect to pay the amount of such nonrecurring dividend to the optionee upon exercise of the Option.

     AUTOMATIC GRANTS. On the Effective Date, certain employees and directors of the Company and the Bank received one-time grants of Options to purchase shares of Common Stock at an exercise price per share equal to its fair market value on that date (see "-- Proposed Stock Option Grants" and "New Plan Benefits" below).

     SARS. An SAR may be granted in tandem with all or part of any Option granted under the Option Plan, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with Options, the optionee's exercise of the SAR cancels his or her right to exercise the Option, and vice versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the optionee to receive, as the Committee prescribes in the grant, all or a percentage of the difference between (i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and (ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

     EXERCISE OF OPTIONS AND SARS. The exercise of Options and SARs will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee. The Committee shall specify any vesting requirement in the agreement granting an Option. Each Option granted upon the effectiveness of the Plan shall be 100% vested upon grant. Notwithstanding the imposition of a vesting requirement in connection with any Option, each Option shall be exercisable immediately upon termination of the participant's continuous service due to the participant's disability or death, as well as immediately upon a change in control (as defined in the Company's Management Recognition Plan as in effect on the Effective Date) or execution of a written agreement to effect a change in control of the Bank or the Company. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the Option Plan),
(ii) the date that is one year after an optionee terminates service for a reason other than just cause or death (iii) the date that is two years after an optionee's death.

     An optionee may exercise Options or SARs, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full

or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised.

     CONDITIONS ON ISSUANCE OF SHARES. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end, may require that a participant make certain representations or warranties. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares.

     TRANSFERABILITY. Holders of Awards may transfer their Awards to family members or trusts under specified circumstances. Awards may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In addition, Common Stock that is purchased upon the exercise of an Option or SAR may not be sold within the six-month period following the grant date of that Option or SAR, except in the event of the participant's death or disability.

     EFFECT OF DISSOLUTION AND RELATED TRANSACTIONS. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares or other securities which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     DURATION OF THE OPTION PLAN AND GRANTS. The Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Award then outstanding.

     AMENDMENT, MODIFICATION, AND TERMINATION OF THE OPTION PLAN. The Board of Directors of the Company may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected holder of an Award, alter or impair any rights or obligations under any Award previously granted.

     FINANCIAL EFFECTS OF AWARDS. The Company will receive no monetary consideration for the granting of Awards under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options, and will receive no monetary consideration upon the exercise of SARs. Under applicable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

     The granting of SARs will require charges to the income of the Company based on the amount of the appreciation, if any, in the average market price of the Common Stock to which the SARs relate over the exercise price of those shares. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to SARs, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

FEDERAL INCOME TAX CONSEQUENCES

     ISOS. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

     The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

     NON-ISOS. In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply).
Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise date will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

     SARS. The grant of an SAR has no tax effect on the optionee or the Company. Upon exercise of the SARs, however, any cash or Common Stock received by the optionee in connection with the surrender of his or her SAR will be treated as compensation income to the optionee, and the Company will be entitled to a business expense deduction for the amounts treated as compensation income.

PROPOSED STOCK OPTION GRANTS

     Set forth below is certain information relating to all Options which are to be granted to the specified individuals and groups of individuals on the Effective Date of the Option Plan. All such Options (i) will be subject to the terms and conditions described above, and are contingent on, and not exercisable until, the Option Plan receives stockholder approval, and (ii) will automatically expire ten years after the date of their grant. The exercise price for these Options will equal the per share fair market value of the Common Stock on the date of grant.
                                           NUMBER OF SHARES
PARTICIPANT OR GROUP                      SUBJECT TO OPTIONS
--------------------                      ------------------

Brad Snider                                     11,109

All executive officers as a group
  (1 person)                                    11,109

All directors who are not executive
  officers as a group                            9,333

    For additional information relating to proposed option grants, see "New Plan Benefits" below.

RECOMMENDATION AND VOTE REQUIRED

    The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan in order to assure their support for the Option Plan, as well as to satisfy the requirements of the Code for favorable tax treatment of ISOs.

    Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" APPROVAL OF THE OPTION PLAN.

________________________________________________________________
    PROPOSAL III -- APPROVAL OF MANAGEMENT RECOGNITION PLAN
________________________________________________________________

GENERAL

    The Board of Directors of the Company is seeking approval of the North Arkansas Bancshares, Inc. Management Recognition Plan (the "MRP"). A copy of the MRP is attached hereto as Exhibit B, and should be consulted for additional information. All statements made herein regarding the MRP, which are only intended to summarize the MRP, are qualified in their entirety by reference to the MRP.

PURPOSE OF THE MRP

    The purpose of the MRP is to reward and retain personnel of experience and ability in key positions of responsibility by providing employees and directors of the Company, the Bank and their affiliates with a proprietary interest in the Company, and as compensation for their past contributions to the Bank, and with an incentive to make such contributions in the future.

DESCRIPTION OF THE MRP

    EFFECTIVE DATE.  The MRP became effective on December 21,
1998 (the "Effective Date"), although its effectiveness is contingent upon approval now by the Company's stockholders.

    ADMINISTRATION. The MRP will be administered by an MRP Committee consisting of not less than two non-employee members of the Board who are "non-employee directors" within the meaning of the federal securities laws. Except as limited by the express provisions of the MRP or by resolutions adopted by the Board, the MRP Committee has sole and complete authority and discretion (1) to grant MRP awards to such employees as the MRP Committee may select, (2) to determine the form and content of MRP awards to be issued under the MRP, (3) to interpret the MRP,
(4) to prescribe, amend, and rescind rules and regulations relating to the MRP, and (5) to make other determinations necessary or advisable for the administration of the MRP. The MRP provides that members of the MRP Committee shall be indemnified and held harmless for actions taken under the MRP in good faith and which he or she reasonably believed to be in the best interests of the Company and its affiliates. As of the Record Date, the MRP Committee consisted of Directors Guinn, Hodges and Minor.

    MRP TRUST; PURCHASE LIMITATIONS.  The assets of the MRP
will be held in a trust (the "MRP Trust"), as to which Directors act as trustees ("MRP Trustees") and thereby have the responsibility to invest all funds contributed to the MRP Trust by the Company or the Bank. With funds contributed by the Company, the MRP Trust may purchase, in the aggregate, up to
7,406 shares of Common Stock.   The number of shares  is the
maximum that the MRP Trust may purchase. Such shares may be authorized but unissued shares, (ii) shares held in a grantor trust. In the event an MRP award is forfeited for any reason or additional shares are purchased by the MRP Trust associated with the MRP, the MRP Committee may make awards with respect to such shares.


    TYPES OF AWARDS; ELIGIBLE PERSONS. The MRP Committee may make awards, in the form of restricted stock, with respect to shares held in the MRP Trust. The MRP Committee has the discretion to select employees of the Company and/or of the Bank who will receive discretionary MRP awards. In selecting those employees to whom MRP awards will be granted and the number of shares covered by such awards, the MRP Committee will consider the position, duties and responsibilities of the eligible employees, the value of their services to the Company and its affiliates (including the Bank), and any other factors the MRP Committee may deem relevant. In addition, the MRP specifically provides for certain automatic awards on the Effective Date to Brad Snider, O.E. Guinn, Jr., Kaneaster Hodges, Jr. and John Minor of 1,852, 518, 518 and 518 shares, respectively. (See "New Plan Benefits" below.)

    VESTING. Pursuant to the MRP, freely transferable shares of Common Stock will be transferred to participants as they become vested in their MRP awards. Unless the Committee specifically eliminates any vesting requirement or imposes a different vesting schedule, MRP awards will become 33 1/3% vested upon the date of the award and 33 1/3% vested upon completion of each of two years of service after the date of the award. All shares of Common Stock subject to outstanding awards will be immediately 100% earned and nonforfeitable upon a participant's retirement at or after age 65, death or disability (as defined in the MRP) or upon a change in control (as defined in the MRP) or execution of a written agreement to effect a change in control of the Bank or the Company. If a participant terminates employment for reasons other than death, disability, or a change in corporate control, the participant forfeits all rights to the shares then under restriction.

    DISTRIBUTIONS OF SHARES; VOTING. As MRP awards vest, the MRP Trustees will distribute shares of Common Stock from the MRP trust. One share of Common Stock will be given for each share earned, with stock dividends also included. Payments representing cash dividends (and earnings thereon) will be made in cash. The MRP Trustees vote all shares of Common Stock held by the MRP Trust (whether or not subject to an MRP award) in the same proportion as the trustee of the Company's Employee Stock Ownership Plan trust votes Common Stock held therein. In the absence of any such voting, those shares will be voted in the manner directed by the Board of Directors. No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share prior to the time said Plan Shares are actually distributed to him.

    DEFERRAL ELECTIONS. At any time prior to December 31st of any year prior to the date on which a Participant becomes vested in any shares subject to his or her Plan Share Award, a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employees' Retirement Income Security Act of 1973) may irrevocably elect, to defer the receipt of all or a percentage of the Plan Shares that would otherwise be transferred to the Participant upon the vesting of such award (the "Deferred Shares"). Notwithstanding any other provision of the Plan or a Participant's Election Plan, in the event the Participant suffers an unforeseeable emergency hardship (See Paragraph 7.05(d) of the "Plan"), the Participant may apply to the "Committee" for an immediate distribution of all or a portion of his "Deferred Shares" and "Deferred Earnings."

    DIVIDENDS. Whenever shares of Common Stock are paid to an award recipient or beneficiary thereof, such recipient or beneficiary shall also be entitled to receive, with respect to each share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends declared and paid with respect to a share of Common Stock between the date the relevant MRP award was initially granted to such participant and the date the shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the MRP Trust with respect to any cash dividends so paid out.

    No Plan Shares may be distributed from the MRP Trust prior to the date which is five years from the date of the Bank's conversion from mutual to stock form to the extent the recipient would after receipt of such shares own in excess of 10% of the issued and outstanding shares of Common Stock, unless such action is approved in advance by a majority vote of non-employee directors of the Company's Board of Directors. Any shares remaining undistributed solely by reason of the operation of this rule shall be distributed to the recipient on the date which is five years from the date of the Bank's conversion from mutual to stock form.

    TRANSFERABILITY. MRP awards are transferable only (i) by participants to family members or trusts under specified circumstances and (ii) by will or the laws of dissent and distribution. MRP awards and rights to shares held in the MRP Trust are not otherwise transferable by participants in the MRP, and during the lifetime of a participant, shares held in the MRP Trust may only be earned by and paid to the participant.

    TAXATION. Participants will recognize ordinary income when their interest vests, or at an earlier date pursuant to a participant's election to accelerate recognition pursuant to
Section 83(b) of the Internal Revenue Code. Whenever participants recognize ordinary income, the Company may deduct a compensation expense for the same amount.

    FINANCIAL EFFECTS OF AWARDS. Neither the Company nor the Bank will receive any monetary consideration for the granting of awards under the MRP. Under current accounting standards, when MRP awards are granted, the Company must recognize compensation expense based on the fair market value of the Common Stock on the date the MRP awards are granted, with such amount being amortized over the expected vesting period for the award.

    ADJUSTMENTS FOR CAPITAL CHANGES. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the MRP Committee will adjust both the number and kind of shares of stock which may be purchased under the MRP, and the number and kind of shares of stock subject to outstanding MRP awards. If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such shares shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the Plan Share
Award before the adjustment was made.   In the event of (i) the
liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets, all outstanding MRP awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the transaction. In addition, the Committee shall have the discretionary authority to impose on the Shares subject to Plan Share Awards to Employees such restrictions as the Committee may deem appropriate or desirable, including but not limited to a right of first refusal, or repurchase option, or both of these restrictions.

    AMENDMENT AND TERMINATION OF THE MRP. The Company's Board of Directors may, by resolution, at any time amend or terminate the MRP, provided that no amendment or termination of the MRP will, without the written consent of any affected holders of an MRP award, impair any rights or obligations under any MRP award previously granted. The power to amend or terminate includes the power to direct the MRP Trustees to return to the Company all or any part of the assets of the MRP Trust, including shares of Common Stock held in the plan share reserve of the MRP. However, the termination of the MRP Trust may not affect a participant's right to earn outstanding MRP awards and to receive Common Stock relating thereto, including earnings thereon, in accordance with the terms of the MRP and the particular MRP award made to the participant.

    DURATION OF THE MRP. The MRP and MRP Trust will remain in effect until the earlier of (i) termination by the Company's Board of Directors, or (ii) the distribution of all assets of the MRP Trust. Termination of the MRP will not affect any awards previously granted, and such MRP awards will remain valid and in effect until they have been earned and distributed from the MRP Trust, or by their terms expire or are forfeited.

RECOMMENDATION AND VOTE REQUIRED

    The Board of Directors has determined that the MRP is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the MRP in order to assure their support for the MRP.

    Approval of the MRP requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
MRP.

________________________________________________________________
                   NEW PLAN BENEFITS
________________________________________________________________

    The following table sets forth certain information regarding the benefits to be received under the Option Plan and the MRP.

                                     Option Plan                MRP (1)
                               -----------------------------------------------
                                  Dollar       Number     Dollar        Number
Name and Position              Value ($)(2)  of Units   Value ($)(3)   of Units
-----------------              -------------------------------------------------
Brad Snider, President
 and Chief Executive Officer      --           11,109    $ 18,520       1,852

All current executive officers
 as a group                       --           11,109    $ 18,520       1,852

All current directors who are
 not executive officers as
 a group                          --           9,333     $ 15,540       1,554

_______________
(1) None of the shares of Common Stock awarded pursuant to the MRP currently is vested. For information regarding the vesting of shares awarded pursuant to the MRP, see "Proposal IV -- Approval of Management Recognition Plan."
(2) All Options will be granted at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant.
(3) Based on the Common Stock's fair market value of $10.00 per share.

________________________________________________________________
        RELATIONSHIP WITH INDEPENDENT AUDITORS
________________________________________________________________

    KPMG Peat Marwick LLP was the Company's independent certified public accountants for the 1998 fiscal year. The Board of Directors presently intends to renew the Company's arrangement with KPMG Peat Marwick LLP to be its independent certified public accountant for the fiscal year ending June 30, 1999. A representative of KPMG Peat Marwick LLP is not expected to be present at the Meeting to respond to appropriate questions.

________________________________________________________________
   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the Exchange
Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it

is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.
________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    It is expected that the Company's 1999 Annual Meeting of Stockholders will be held in November 1998. In order to be eligible to be considered for inclusion in the Company's proxy materials for such Annual Meeting, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 200 Olivia Drive, Newport, Arkansas 72112, no later than June 10, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

    Stockholder proposals to be considered at such Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary of the Company, not less than thirty days nor more than sixty days prior to the date of the Annual Meeting. If less than forty days' notice of the meeting is given to stockholders, such notice shall be delivered or mailed to the Secretary not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.


                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Pamela Decker

                           PAMELA DECKER
                           SECRETARY
Newport, Arkansas
November 20, 1998

________________________________________________________________
                      FORM 10-KSB
________________________________________________________________
       A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, NORTH ARKANSAS BANCSHARES, INC., 200 OLIVIA DRIVE, NEWPORT, ARKANSAS 72112.
________________________________________________________________

                                             EXHIBIT A

            NORTH ARKANSAS BANCSHARES, INC.
         1998 STOCK OPTION AND INCENTIVE PLAN


     1.  PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial respon-sibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2.   DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Awards" shall mean, collectively, Options and SARs, unless the context clearly indicates a different meaning.

     (d)  "Bank" shall mean Newport Federal Savings Bank.

     (e) "Board" shall mean the Board of Directors of the Company.

     (f) "Change in Control" means any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock,
(2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Company within the meaning of 12 C.F.R. Part 574 or its applicable equivalent (except in the case of (1), (2), (3) and (4) hereof, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control"), or
(5) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

     (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (h)  "Committee" shall mean either the Stock Option
Committee appointed by the Board in accordance with Paragraph
5(a) hereof, or the Board, which may act independently as the Committee.

     (i) "Common Stock" shall mean the common stock of the Company.

     (j)  "Company" shall mean North Arkansas Bancshares, Inc.

     (k) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (l) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (m) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (n) "Effective Date" shall mean the date specified in Paragraph 14 hereof.

     (o) "Employee" shall mean any person employed by the Company, the Bank, or an Affiliate.

     (p)  "Exercise Price" shall mean the price per Optioned
Share at which an Option or SAR may be exercised.

     (q) "ISO" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (r) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (s) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (t) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (u)  "Option" means an ISO and/or a Non-ISO.

     (v) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

     (w) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (x)  "Plan" shall mean this North Arkansas Bancshares,
Inc. 1998 Stock Option and Incentive Plan.

     (y)  "Rule 16b-3" shall mean Rule 16b-3 of the General
Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (z)  "Share" shall mean one share of Common Stock.

     (aa) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common
Stock.


     (bb) "Year of Service" shall mean a full twelve-month period, measured from the date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

     3.   TERM OF THE PLAN AND AWARDS.

     (a) TERM OF THE PLAN. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 16 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

     (b) TERM OF AWARDS. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.   SHARES SUBJECT TO THE PLAN.

     (a) GENERAL RULE. Except as otherwise required under Paragraph 11, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 44,436 Shares. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

     (b) SPECIAL RULE FOR SARS. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 10 hereof, shall not be available for the grant of further Options under the Plan.

     5.   ADMINISTRATION OF THE PLAN.

     (a) COMPOSITION OF THE COMMITTEE. The Plan shall be administered by the Committee, which shall consist of not less than two (2) members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

     (b) POWERS OF THE COMMITTEE. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan,
(iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c)  AGREEMENT.  Each Award shall be evidenced by a
written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and
restrictions of the Plan and of such Agreement.   The terms of
each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to the Award, and its expiration date, (iii) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) EFFECT OF THE COMMITTEE'S DECISIONS. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) INDEMNIFICATION. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.   GRANT OF OPTIONS.

     (a) GENERAL RULE. Employees and Directors shall be eligible to receive Awards. In selecting those Employees and Directors to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible individuals, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, the Committee shall automatically make the Awards specified in Paragraph 6(b) hereof.

     (b)  AUTOMATIC GRANTS TO DIRECTORS.  On the Effective
Date, each of the following Directors shall receive an Option (in the form of an ISO, to the extent permissible under the Code) to purchase the number of Shares listed below, at an Exercise Price per Share equal to the Market Value of a Share on the Effective Date; provided that such grant shall not be made to a Director whose Continuous Service terminates on or before the Effective Date:


          Participant              Optioned Shares
          -----------              ---------------
          Brad Snider                     11,109
          O.E. Guinn, Jr.                  3,111
          Kaneaster Hodges, Jr.            3,111
          John Minor                       3,111

With respect to each of the above-named Participants, the Option granted to the Participant hereunder (i) shall vest in accordance with the general rule set forth in Paragraph 8(a) of the Plan, (ii) shall have a term of ten years from the Effective Date, and (iii) shall be subject to the general rule set forth in Paragraph 8(c) with respect to the effect of a Participant's termination of Continuous Service on the Participant's right to exercise his Options.

     (c) SPECIAL RULES FOR ISOS. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case Options granted in excess of such limitation shall be Non-ISOs.

     7.   EXERCISE PRICE FOR OPTIONS.

     (a) LIMITS ON COMMITTEE DISCRETION. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) STANDARDS FOR DETERMINING EXERCISE PRICE. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.   EXERCISE OF OPTIONS.

     (a)  GENERALLY.  Each Option granted on the Effective
Date shall be exercisable immediately. With respect to Options granted after the Effective Date, the Committee shall have the discretion to condition its exercisability on any events that the Committee may set forth in the Agreement granting the Option, provided that vesting shall accelerate to 100% upon a Change in Control (or, if earlier, the execution of a written agreement to effect a Change in Control). An Option may not be exercised for a fractional Share.

     (b) PROCEDURE FOR EXERCISE. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised. Upon a Participant's exercise of an Option, the Company may, in the discretion of the Committee, pay to the Participant a cash amount up to but not exceeding the amount of dividends, if any, declared on the underlying Shares between the date of grant and the date of exercise of the Option.

     (c) PERIOD OF EXERCISABILITY. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee or Director and has maintained Continuous Service from the date of the grant of the Option, or within one year after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire, and the Participant must exercise an ISO within three months after termination of Continuous Service in order to preserve the Option as an ISO), except if the Employee's or Director's Continuous Service terminates by reason of --

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's or Director's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations

     or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution;

          (3)  Disability, then to the extent that the
     Participant would have been entitled to exercise the Option immediately prior to his or her Disability, such Option may be exercised within one year from the date of termination of employment due to Disability, but not later than the date on which the Option would otherwise expire.

     (d) EFFECT OF THE COMMITTEE'S DECISIONS. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     (e) MANDATORY SIX-MONTH HOLDING PERIOD. Notwithstanding any other provision of this Plan to the contrary, common stock of the Company that is purchased upon exercise of an Option or SAR may not be sold within the six-month period following the grant of that Option or SAR.

     9.   [RESERVED FOR FUTURE USE]

     10.  SARS (STOCK APPRECIATION RIGHTS)

     (a) GRANTING OF SARS. In its sole discretion, the Committee may from time to time grant SARs to Employees either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

          (1)  The SAR will expire no later than the ISO;

          (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market
          Value of the Shares subject to the ISO at the time the SAR is exercised;

          (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

          (4) The SAR may be exercised only when the ISO may be exercised; and

          (5)  The SAR may be exercised only when the Market
          Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

     (b) EXERCISE PRICE. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.


     (c)  TIMING OF EXERCISE.  The provisions of Paragraph
8(c) regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs.

     (d) EXERCISE OF SARS. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the excess of the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares.
This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     (e) PROCEDURE FOR EXERCISING SARS. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

     11.  EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE
PLAN.

     (a) RECAPITALIZATIONS; STOCK SPLITS, ETC. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapita-lization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b)  TRANSACTIONS IN WHICH THE COMPANY IS NOT THE
SURVIVING ENTITY. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (c) SPECIAL RULE FOR ISOS. Any adjustment made pursuant to subparagraphs (a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (d) CONDITIONS AND RESTRICTIONS ON NEW, ADDITIONAL, OR DIFFERENT SHARES OR SECURITIES. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (e) OTHER ISSUANCES. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

     (f) CERTAIN SPECIAL DIVIDENDS. The Exercise Price of shares subject to outstanding Awards shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return

of capital to the stockholders, except that this subparagraph
(f) shall not apply to any dividend which is paid to the Participant pursuant to Paragraph 8(b) or 9(b) hereof.

     12.  NON-TRANSFERABILITY OF AWARDS.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards (but not Incentive Stock Options) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Paragraph 12. Awards which are transferred pursuant to this Paragraph 12 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     13.  TIME OF GRANTING AWARDS.

     The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the deter-mination of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

     14.  EFFECTIVE DATE.

     The Plan shall become effective December 19, 1998, provided that the effectiveness of the Plan and any Option shall be absolutely contingent upon the Plan's approval by a favorable vote of stockholders owning at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws. No Awards may be made prior to approval of the Plan by the stockholders of the Company.

     15.  MODIFICATION OF AWARDS.

     At any time, and from time to time, the Board may autho-rize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

     16.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     17.  CONDITIONS UPON ISSUANCE OF SHARES.

     (a) COMPLIANCE WITH SECURITIES LAWS. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) SPECIAL CIRCUMSTANCES. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the

exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) COMMITTEE DISCRETION. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     18.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     19.  WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options and/or SARs shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     20.  NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations.
Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

     21.  GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of Arkansas, except to the extent that federal law shall be deemed to apply.

                                             Exhibit B

            NORTH ARKANSAS BANCSHARES, INC.
              MANAGEMENT RECOGNITION PLAN


                       ARTICLE I
               ESTABLISHMENT OF THE PLAN

     1.01 The Company hereby establishes this Plan upon the terms and conditions hereinafter stated.

     1.02 Through acceptance of their appointment to the Committee, each member of the Committee hereby accepts his or her appointment hereunder upon the terms and conditions hereinafter stated.

                      ARTICLE II
                  PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to reward and retain personnel of experience and ability in key positions of responsibility by providing Employees and Directors of the Company, the Bank, and their Affiliates with a proprietary interest in the Company, and as compensation for their past contributions to the Bank, and as an incentive to make such contributions in the future.

                      ARTICLE III
                      DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, shall have the meanings set forth below unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Internal
Revenue Code of 1986, as amended.

     3.02 "Bank" means Newport Federal Savings Bank.

     3.03 "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any (or if none, his estate).

     3.04 "Board" means the Board of Directors of the Company.

     3.05 "Change in Control" means any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock,
(2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Company within the meaning of 12 C.F.R. Part 574 or its applicable equivalent (except in the case of (1), (2), (3) and (4) hereof, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control"), or
(5) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease

for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

     3.06 "Committee" means the Management Recognition Plan
Committee appointed by the Board pursuant to Article IV hereof.

     3.07 "Common Stock" means shares of the common stock of the Company.

     3.08 "Company" means North Arkansas Bancshares, Inc.

     3.09 "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     3.10 "Date of Conversion" means the date of the conversion of the Bank from mutual to stock form.

     3.11 "Director" means a member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     3.12 "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     3.13 "Effective Date" means the date on which the Plan first becomes effective, as determined under Section 8.07 hereof.

     3.14 "Employee" means any person who is employed by the Company or an Affiliate.

     3.15 "Non-Employee Director" shall have the meaning provided in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     3.16 "Participant" means an Employee or Director who holds a Plan Share Award.

     3.17 "Plan" means this North Arkansas Bancshares, Inc.
Management Recognition Plan.

     3.18 "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

     3.19 "Plan Share Award" means a right granted under this Plan to receive Plan Shares.

     3.20 "Plan Share Reserve" means the shares of Common
Stock held by the Trustee pursuant to Sections 5.02 and 5.03.

     3.21 "Trust" and "Trust Agreement" mean that agreement entered into pursuant to the terms hereof between the Company and the Trustee, and "Trust" means the trust created thereunder.

     3.22 "Trustee" means that person(s) or entity appointed by the Board pursuant to the Trust Agreement to hold legal title to the Plan assets for the purposes set forth herein.

     3.23 "Year of Service" shall mean a full twelve-month period, measured from the date of a Plan Share Award and each annual anniversary of that date, during which a Participant's
Continuous Service has not terminated for any reason.

                      ARTICLE IV
              ADMINISTRATION OF THE PLAN

     4.01 ROLE AND POWERS OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than two members of the Board who are Non-Employee Directors. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors, and by the Board if there are less than two Non-Employee Directors.

     The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to make Plan Share Awards to such Employees as the Committee may select, (ii) to determine the form and content of Plan Share Awards to be issued under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. Subject to Section 4.02, the interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members, and shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee may recommend to the Board one or more persons or entity to act as Trustee(s) in accordance with the provisions of this Plan and the Trust.

     4.02 ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made or impair a participant's vested rights under a Plan Share Award. With respect to all actions taken by the Board in regard to the Plan, such action shall be taken by a majority of the Board where such a majority of the directors acting in the matter are Non-Employee Directors.

     4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.


                       ARTICLE V
           CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Company to the Trust, provided that the Bank may also make contributions to the Trust. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Employees shall be permitted.

     5.02 INVESTMENT OF TRUST ASSETS; MAXIMUM PLAN SHARE
AWARDS. The Trustee shall invest Trust assets only in accordance with the Trust Agreement; provided that the Trust shall not purchase, and Plan Share Awards shall not be made with respect to more than 7,406 Shares (with such number being subject to adjustment pursuant to Section 8.01(a) hereof, and increased to the extent necessary to permit the purchase of Shares with any dividends accrued pursuant to Section 7.02 hereof). Such shares may be newly issued Shares, treasury Shares, or Shares held in a grantor trust.

     5.03 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Section 6.02, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated. Any Shares subject or attributable to an Award which may not be earned because of a forfeiture by the Participant pursuant to
Section 7.01 shall be added to the Plan Share Reserve.

                      ARTICLE VI
               ELIGIBILITY; ALLOCATIONS

     6.01 ELIGIBILITY. The Committee may make Plan Share Awards to Employees and Directors. In selecting those individuals to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible individuals, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant.

     6.02 ALLOCATIONS. The Committee will determine which Employees and Directors will be granted discretionary Plan Share Awards, and the number of Shares covered by each Plan Share Award, provided that in no event shall any Awards be made which will violate the governing instruments of the Bank or its Affiliates or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason or additional shares of Common Stock are purchased by the Trustee, the Committee may, from time to time, determine which of the individuals referenced in Section 6.01 above will be granted additional Plan Share Awards to be awarded from the forfeited or acquired Plan Shares.

     6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.


     6.04 AUTOMATIC GRANTS TO DIRECTORS. On the Effective Date, each of the following individuals shall receive a Plan Share Award as to the number of Plan Shares listed below, provided that such award shall not be made to an individual who is not a Director on the Effective Date:

     Director              Shares Subject to Plan Share Award
     --------              ----------------------------------
     Brad Snider                         1,852
     O.E. Guinn, Jr.                       518
     Kaneaster Hodges, Jr.                 518
     John Minor                            518

     Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a) and (b) of Section 7.01, and the Committee shall have no discretion to alter said vesting requirements. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.05 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, but subject to
Section 6.04, no Employee or Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall any Employees or Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

                      ARTICLE VII
EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 EARNING PLAN SHARES; FORFEITURES.

          (a)  GENERAL RULES.  Unless the Committee
specifically eliminates any vesting requirement or imposes a different vesting schedule, 33 1/3% of the Plan Shares subject to a Plan Share Award shall be earned and become non-forfeitable by the Participant upon the Effective Date and an additional 33 1/3% of the Plan Shares subject to a Plan Share Award shall be earned and become non-forfeitable upon the Participant's completion of each of two Years of Service after the date of the Award.

          (b)  ACCELERATION FOR TERMINATIONS DUE TO
RETIREMENT, DEATH, DISABILITY, OR CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01(a) above: (i) all Plan Shares subject to a Plan Share Award held by a Participant whose service with the Company or an Affiliate terminates due to the Participant's retirement at or after age 65, death, or Disability shall be deemed earned and 100% vested as of the Participant's last day of service with the Company or an Affiliate, and (ii) all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed earned and 100% vested as of a Change in Control or, if earlier, the execution of an agreement to effect a Change in Control.

     7.02 ACCRUAL OF DIVIDENDS. Whenever Plan Shares are paid to a Participant or Beneficiary under Section 7.03, such Participant or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was initially granted to such Participant and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     7.03 DISTRIBUTION OF PLAN SHARES.

          (a)  TIMING OF DISTRIBUTIONS:  General Rule.
Except as provided in subsections (c), and (d) below, the Trustee shall distribute Plan Shares and accumulated cash from dividends and interest to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

          (b) FORM OF DISTRIBUTION. The Trustee shall distribute all Plan Shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned.
Payments representing cash dividends (and earnings thereon) shall be made in cash.

          (c) WITHHOLDING. The Trustee shall withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is not sufficient, the Trustee shall require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Company or Affiliate which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

          (d)  TIMING: EXCEPTION FOR 10% SHAREHOLDERS.
Notwithstanding subsections (a) and (b) above, no Plan Shares may be distributed prior to the date which is five (5) years from the Date of Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock unless such action is approved in advance by a majority vote of non-employee directors of the Board. To the extent this limitation would delay the date on which a Participant receives Plan Shares, the Participant may elect to receive from the Trust, in lieu of vested Plan Shares, a cash amount equal to the fair market value of such Plan Shares. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the Date of Conversion.

          (e) REGULATORY EXCEPTIONS. No Plan Shares shall be distributed unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Company by such vote, if any, as may be required by applicable law and regulations.

     7.04 VOTING OF PLAN SHARES. All shares of Common Stock held by the Trust (whether or not subject to a Plan Share Award) shall be voted by the Trustee in the same proportion as the trustee of the Company's Employee Stock Ownership Plan votes Common Stock held in the trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

     7.05.     DEFERRAL ELECTIONS BY PARTICIPANTS.

          (a)  ELECTIONS TO DEFER.   At any time prior to
December 31st of any year prior to the date on which a Participant becomes vested in any shares subject to his or her Plan Share Award, a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employees' Retirement Income Security Act of
1973) may irrevocably elect, on the form attached hereto as Exhibit "A" (the "Election Form"), to defer the receipt of all or a percentage of the Plan Shares that would otherwise be transferred to the Participant upon the vesting of such award (the "Deferred Shares").

          (b)  RECORDKEEPING; HOLDING OF DEFERRED SHARES.
The MRP Committee shall establish and maintain an individual account in the name of each Participant who files an Election Form for the purpose of tracking deferred earnings attributable to cash dividends paid on Deferred Shares (the "Cash Account"). On the last day of each fiscal year of the Company, the Committee shall credit to the Participant's Cash Account earnings on the balance of the Cash Account at a rate equal to the dividend-adjusted total return on Common Stock, as determined from time
to time by the MRP Committee in its sole discretion. The Trustees shall hold each Participant's Deferred Shares and Deferred Earnings in the Trust until distribution is required pursuant to the election set forth in the Participant's Election Form.

          (c) DISTRIBUTIONS OF DEFERRED SHARES. The Trustee shall distribute a Participant's Deferred Shares and Deferred Earnings in accordance with the Participant's Election Form.
All distributions made by the Company and/or the Trustees pursuant to elections made hereunder shall be subject to applicable federal, state, and local tax withholding and to such other deductions as shall at the time of such payment be required under any income tax or other law, whether of the United States or any other jurisdiction, and, in the case of payments to a beneficiary, the delivery to the Committee and/or Trustees of all necessary waivers, qualifications and other documentation. Within 90 days after receiving notice of a Participant's death, the Trustee shall distribute any balance of the Participant's Deferred Shares and Deferred Earnings to the Participant's designated beneficiary, if living, or if such designated beneficiary is deceased or the Participant failed to
designate a beneficiary, to the Participant's estate.   If, on
the other hand, a Participant's Continuous Service terminates for a reason other than the Participant's death, Disability, early retirement, or normal retirement, the Participant's Deferred Shares and Deferred Earnings shall be distributed to the Participant in a lump sum occurring as soon as reasonably practicable. The distribution provisions of a Participant's Election Form shall become irrevocable on the date that occurs
(i) one year before the Participant's termination of Continuous Service for a reason other than death, and (ii) on the Participant's death if that terminates the Participant's Continuous Service.

          (d) HARDSHIP WITHDRAWALS. Notwithstanding any other provision of the Plan or a Participant's Election Form, in the event the Participant suffers an unforeseeable emergency hardship within the contemplation of this paragraph, the Participant may apply to the Committee for an immediate distribution of all or a portion of his Deferred Shares and Deferred Earnings. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The determination of whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any, shall be made by the Committee in its sole discretion. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

          (e) RIGHTS TO DEFERRED SHARES AND EARNINGS. A Participant may not assign his or her claim to Deferred Shares and Deferred Earnings during his or her lifetime, except in accordance with Section 8.03 of this Plan. A Participant's right to Deferred Shares and Deferred Earnings shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or his or her beneficiary to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor his or her beneficiary shall have any claim against or rights in any specific assets or other fund of the Company, and any assets in the Trust shall be deemed general assets of the Company.

                     ARTICLE VIII
                     MISCELLANEOUS

     8.01 ADJUSTMENTS FOR CAPITAL CHANGES.

          (a) RECAPITALIZATIONS; STOCK SPLITS, ETC. The number and kind of shares which may be purchased under the Plan, and the number and kind of shares subject to outstanding Plan Share Awards, shall be proportionately adjusted for any increase, decrease, change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitaliza-

tion, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

          (b) TRANSACTIONS IN WHICH THE COMPANY IS NOT THE SURVIVING ENTITY. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Plan Share Awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the Transaction.

          (c)  CONDITIONS AND RESTRICTIONS ON NEW,
ADDITIONAL, OR DIFFERENT SHARES OR SECURITIES. If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the Plan Share Award before the adjustment was made. In addition, the Committee shall have the discretionary authority to impose on the Shares subject to Plan Share Awards to Employees such restrictions as the Committee may deem appropriate or desirable, including but not limited to a right of first refusal, or repurchase option, or both of these restrictions.

          (d) OTHER ISSUANCES. Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into shares of Common Stock or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number or class of shares of Common Stock then subject to Plan Share Awards or reserved for issuance under the Plan.

     8.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan; provided that no amendment or termination of the Plan shall, without the written consent of a Participant, impair any rights or obligations under a Plan Share Award theretofore granted to the Participant.

     The power to amend or terminate the Plan in accordance with this Section 8.02 shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to receive a distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board.

     8.03 NONTRANSFERABILITY. Plan Share Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Plan Share Awards may transfer such Awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Share Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section 8.03. Plan Share Awards which are transferred pursuant to this Section 8.03 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     8.04 NO EMPLOYMENT OR OTHER RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee or Director to continue in the service of the Company, the Bank, or an Affiliate thereof.


     8.05 VOTING AND DIVIDEND RIGHTS. No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan
Share Award prior to the time said Plan Shares are actually distributed to him.

     8.06 GOVERNING LAW. The Plan and Trust shall be governed and construed under the laws of the State of Arkansas to the extent not preempted by Federal law.

     8.07 EFFECTIVE DATE. The Plan shall become effective December 19, 1998; provided that the effectiveness of the Plan and any Plan Share Award shall be absolutely contingent upon the Plan's approval by a favorable vote of stockholders of the Company who own at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws. In no event shall Plan Share Awards be made within one year of the Date of Conversion.

     8.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of (i) termination by the Board, or (ii) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     8.09 TAX STATUS OF TRUST. It is intended that (i) the Trust associated with the Plan be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time, and (ii) that in accordance with Revenue Procedure 92-65 (as the same may be amended from time to time), Participants have the status of general unsecured creditors of the Company, the Plan constitutes a mere unfunded promise to make benefit payments in the future, the Plan is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and the Trust has been and will continue to be maintained in conformity with Revenue Procedure 92-64 (as the same may be amended from time to time).

                    REVOCABLE PROXY
            NORTH ARKANSAS BANCSHARES, INC.
                   NEWPORT, ARKANSAS

________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                   December 21, 1998
________________________________________________________________

       The undersigned hereby appoints O.E. Guinn, Jr., Kaneaster Hodges, Jr. and John Minor, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of North Arkansas Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Newport Federal Savings Bank, 200 Olivia Drive, Newport, Arkansas, on Monday, December 21, 1998 at 4:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                     VOTE
                                        FOR        WITHHELD
                                        ---        --------

1. The election as directors of all
   nominees listed below (except as
   marked to the contrary below).       [  ]          [  ]

   J. C. McMinn

   INSTRUCTION:  To withhold your vote
   for the nominee, insert his name on the
   line provided below.

   __________________________



                                                    FOR     AGAINST     ABSTAIN
                                                    ---     -------     -------

2. Approval of the North Arkansas Bancshares,
   Inc. 1998 Stock Option and Incentive Plan.       [  ]      [  ]       [  ]

3. Approval of the North Arkansas Bancshares,
   Inc. Management Recognition Plan.                [  ]      [  ]       [  ]


    The Board of Directors recommends a vote "FOR" the above-listed propositions.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR LISTED ABOVE AND FOR THE OTHER PROPOSITIONS LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
________________________________________________________________

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


    Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a proxy statement dated November 20, 1998 and an annual report.
Dated: _______________________, 1998


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.